SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported)    August 12, 2003
                                                         -----------------------

                       FIRST AMERICAN CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Kansas
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-25679                                          48-1187574
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                         1303 S.W. First American Place
                              Topeka, Kansas 66604
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (785) 267-7077
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5   Other Events

         On August 12, 2003, First American Capital Corporation (the "Company") issued a press release announcing that the slate of nominees proposed by management of the Company to serve as directors of the Company has been certified as the winner in the proxy contest initiated in April 2003 by a shareholder group financed by Citizens, Inc., an insurance holding company based in Austin, Texas ("Citizens"). Certification of the final results of the June 2, 2003 election had been delayed due to a May 31, 2003 temporary restraining order (the "Restraining Order") issued by the District Court of Shawnee County, Kansas (the "District Court"), which has only recently been dissolved.

         The lifting of the Restraining Order was part of a global settlement contained in a settlement agreement dated August 8, 2003 (the "Agreement") among the Company, the First American Committee for Protection of Shareholder Value (the "Committee"), Citizens, Harold Riley, Mark Oliver, Michael Fink and Rickie
D. Meyer. Under the settlement, Fink and Meyer agreed to dismiss their lawsuit against the Company pending in the District Court and to dissolve the Restraining Order. Citizens, Riley and Oliver agreed, as part of the settlement, to withdraw the pending application to the Kansas Insurance Department (the "Department") seeking the Department's approval to a change of control of the Company. Other material terms of the Agreement include: (i) the Company's agreement to dismiss its counterclaims in the lawsuit; (ii) the Committee members' agreement to dissolve the Committee; (iii) Citizens' agreement not to acquire, directly or indirectly, any securities of the Company for a period of two years; (iv) Riley's and Oliver's agreements to revoke the irrevocable proxies granted to them by Fink, Meyer and others; and (v) the parties' release of certain claims against the others.

         Entry of the Restraining Order, which had been sought and obtained by Fink and Meyer, followed a May 23, 2003 determination by the Kansas Insurance Commissioner that the voting of the white proxy cards solicited by the Committee at the Company's 2003 Annual Meeting would violate the Kansas Insurance Holding Companies Act. While the Restraining Order permitted the Company to hold its Annual Meeting on June 2, 2003, as scheduled, it prohibited the Company from certifying the results of the election until further order of the District Court. The Restraining Order also directed that the white proxy cards solicited by the Committee would not be voted at the Annual Meeting but, instead, would be delivered to the District Court until their status under Kansas law could be determined.

         As a result of the Restraining Order being dissolved, the Company certified the results of the election based upon the blue proxy cards delivered to its election inspector prior to the Annual Meeting and the ballots voted at the Annual Meeting. Pursuant to the certification, all of management's nominees were elected to the Board of Directors for a term of one year as follows:



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

Nominee                              Votes For                  Withheld
-------                              ---------                  --------
Paul E. Burke                        1,890,530                  44,762
Edward D. Carter                     1,892,530                  42,762
Thomas M. Fogt                       1,892,530                  42,762
Kenneth L. Frahm                     1,892,530                  42,762
Stephen J. Irsik, Jr.                1,892,530                  42,762
John G. Montgomery                   1,892,530                  42,762
Harland E. Priddle                   1,892,530                  42,762
Gary E. Yager                        1,892,530                  42,762

         The Committee's slate of nominees, none of whom were elected to office, received the following votes:

Nominee                              Votes For                  Withheld
-------                              ---------                  --------
Danny N. Biggs                       1,625                       0
Dean F. Ferrell                      1,625                       0
Roger K. Viola                       1,625                       0
Harold E. Riley                      1,625                       0
Rick D. Riley                        1,625                       0
Mark A. Oliver                       1,625                       0
Rickie D. Meyer                      1,600                      25
Michael M. Fink                      1,600                      25

         In addition, Kerber, Eck & Braeckel, LLP were approved as the independent auditors of the Company for 2003 by the following vote:

For                                  1,881,106
Against                                 17,332
Abstain                                 36,854

         The election results, as certified, do not take into account the white proxy cards solicited by the Committee and delivered to the District Court pursuant to Restraining Order. However, a recent court-ordered tabulation of all ballots and blue and white proxy cards by representatives of the Company and the Committee demonstrates that the outcome of the election of directors would not have changed had the white proxy cards been counted in the election.

         Based upon this court-ordered tabulation, which is contained in a report filed with the District Court, the results of the election of directors would have been as follows had the white proxy cards been counted:

Nominee                              Votes For                  Withheld
-------                              ---------                  --------
Paul E. Burke                        1,744,856                  13,400
Edward D. Carter                     1,744,856                  13,400
Thomas M. Fogt                       1,744,856                  13,400
Kenneth L. Frahm                     1,744,856                  13,400
Stephen J. Irsik, Jr.                1,744,856                  13,400
John G. Montgomery                   1,744,856                  13,400
Harland E. Priddle                   1,744,856                  13,400
Gary E. Yager                        1,744,856                  13,400

         Had the white proxy cards been counted, the Committee's slate would have received the following votes:

Nominee                              Votes For                  Withheld
-------                              ---------                  --------
Danny N. Biggs                       1,705,082                   36,704
Dean F. Ferrell                      1,708,082                   33,704
Roger K. Viola                       1,708,082                   33,704
Harold E. Riley                      1,708,082                   33,704
Rick D. Riley                        1,708,082                   33,704
Mark A. Oliver                       1,708,082                   33,704
Rickie D. Meyer                      1,050,857                  690,929
Michael M. Fink                      1,050,857                  690,929

         The Company's press release is attached hereto as Exhibit 99.1. The Agreement is attached hereto as Exhibit 99.2. The foregoing description of the Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.


Item 7  Financial Statements and Exhibits.

         (c) The following exhibit is filed as part of this current report on Form 8-K.

         Exhibit Number        Description
         --------------        -----------
              99.1             Press Release dated August 12, 2003
              99.2             Settlement Agreement and Limited Release




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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          First American Capital Corporation
                                      ------------------------------------------
                                                     (Registrant)


Date      August 13, 2003             By          /s/ Harland Priddle
    ----------------------------        ----------------------------------------
                                                      (Signature)
                                               Harland Priddle, Chairman
                                               of the Board of Directors









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